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                                                                   EXHIBIT 10.18


                               GENERAL ASSIGNMENT

         FOR GOOD CONSIDERATION, the undersigned (Seller), hereby sells and transfers to SIMPCO, INC, (Buyer), all right, title, and interest, in an to any piece of equipment and/or personal property owned by the undersigned.

         Subject to collateral pledges, the Seller warrants it has good title to said equipment and/or personal property, and has full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances (save & except collateral pledges aforementioned). Seller warrants it will defend and indemnify Buyer from any adverse claims.

         Signed under seal this 1st day of APRIL, 1999.


                                                  BASIC TECHNOLOGIES, INC.

                                                  By: /s/ BRYAN L. WALKER
                                                      --------------------------
                                                      Bryan L. Walker, President